SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2002

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under an Pooling and Servicing Agreement, dated as of November 1, 2002, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS6)

               Residential Asset Mortgage Products, Inc.
               -----------------------------------------
               (Exact name of registrant as specified in its charter)

DELAWARE                            333-86786          41-1955181
--------                            ---------          ----------
(State or Other Jurisdiction        (Commission        (I.R.S. Employer
of Incorporation)                   File Number)       Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                  55437
----------------------                  -----
(Address of Principal                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000

Item 5. Other Events.

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (which was filed with the Securities and Exchange Commission on May 13, 2002), as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002), and as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2002 (which was filed with the Securities and Exchange Commission on November 14, 2002), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002 and October 17, 2002, as such Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference in this prospectus supplement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

             Item 601 (a) of
             Regulation S-K
Exhibit No.  Exhibit No.           Description

1            23          Consent of KPMG LLP,
                         independent auditors of Ambac Assurance
                         Corporation and subsidiaries with
                         respect to the Residential Asset Mortgage Products,Inc.
                         Mortgage Asset-Backed Pass-Through Certificates,
                         Series 2002-RS6.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL ASSET MORTGAGE
                                  PRODUCTS, INC.

                                  By:  /s/Michael Mead
                                  Name: Michael Mead
                                  Title: Vice President

Dated: November 20, 2002




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                                  EXHIBIT INDEX

               Item 601 (a) of                                      Sequentially
Exhibit        Regulation S-K                                       Numbered
Number         Exhibit No.      Description                         Page

1                     23        Independent Auditors' Consent       6

                                    EXHIBIT I




                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No.333-86786) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated November 20, 2002 of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 26, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


/s/ KPMG LLP
KPMG LLP
New York, New York
November 20, 2002


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